Exhibit 10.1

Dated and effective as of August 29, 2025

LDRV Holdings Corp., as Borrower Representative

4042 Park Oaks Blvd., Suite 350

Tampa, Florida 33610

Attention: Ron Fleming, Chief Executive Officer

Re:	First Amendment to Limited Waiver and Consent

Ladies and Gentlemen:

Reference is made to (i) that certain Second Amended and Restated Credit Agreement, dated as of February 21, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among LDRV Holdings Corp., a Delaware corporation (the “Borrower Representative”), the Loan Parties party thereto, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”), and Manufacturers and Traders Trust Company, a New York banking corporation, as Administrative Agent, Swingline Lender and Issuing Bank, and (ii) that certain letter agreement, dated and effective as of July 31, 2025 (as in effect immediately prior to any amendments thereto effected hereby, the “Limited Waiver”), by and among the Borrowers, the Guarantors, the Lenders party thereto, and the Administrative Agent. Capitalized terms used in this letter agreement (this “Agreement”) and not otherwise defined herein shall have the respective meanings given to them in the Limited Waiver or, if not defined therein, in the Credit Agreement.

1.	Preliminary Statements

Pursuant to the Limited Waiver, the Lenders agreed to temporarily waive the Specified Defaults during the Temporary Waiver Period on the terms and conditions contained therein. The Borrowers have requested that the Lenders make certain amendments to the Limited Waiver, and the undersigned Lenders have agreed to make such amendments on the terms and conditions contained herein.

2.	Limited Waiver Amendments

Section 1 of the Limited Waiver is hereby amended by amending and restating clause (i) of the fifth paragraph thereof to read in its entirety as follows:

“(i) the Borrowers’ failure to comply with (a) the Curtailment Covenants for the applicable payments due and owing on the Applicable Curtailment Date occurring on or about August 1, 2025 and September 2, 2025, (b) the Interest Payment Covenant for the Interest Payment Dates occurring on July 31, 2025, August 1, 2025, August 28, 2025 and September 2, 2025 (as applicable) and (c) the Mandatory Prepayment Covenant and the Tulsa Proceeds Covenant with respect the sale of the Tulsa Facility,”.

Section 5 of the Limited Waiver is hereby amended by deleting “August 22, 2025” in clause (ii) thereof and replacing such with “September 5, 2025”.

3.	Conditions Precedent

This Agreement shall become effective upon:

i.	the Administrative Agent’s receipt of an executed copy of this Agreement duly executed by the Loan Parties and the Required Lenders; and

ii.	the Borrowers’ payment of all outstanding reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable and invoiced fees and expenses of Morgan, Lewis & Bockius LLP and FTI Consulting, Inc.) that have been presented to the Borrowers for payment.

4.	Miscellaneous

This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission will be effective as delivery of a manually executed counterpart thereof.

The Loan Parties hereby certify to the Administrative Agent and the Lenders that (i) as of the date hereof, no Default or Event of Default (other than the Specified Defaults) has occurred and is existing under the Credit Agreement or any other Credit Document, (ii) each of the representations and warranties made by any Loan Party in the Credit Documents (other than the Solvency Representation) is true and correct in all material respects on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (iii) except as expressly modified by this Agreement, each Loan Party acknowledges, ratifies, reaffirms, and agrees that each of the Credit Documents (including, without limitation, the Limited Waiver) are and will remain in full force and effect and binding on the Loan Parties and are enforceable in accordance with their respective terms and applicable law.

The Loan Parties acknowledge that this Agreement applies only to the terms and provisions of the Limited Waiver, the Credit Agreement and the other Credit Documents referenced above and shall not be construed to be a consent in connection with, or a waiver or amendment of, any of the other terms and conditions of the Limited Waiver, the Credit Agreement or any of the other Credit Documents.

The agreements contained herein shall not be construed as a consent, waiver or extension of any future violation of the above-referenced provisions or any of the other terms and conditions of the Limited Waiver, the Credit Agreement or any other Credit Documents nor shall the Loan Parties, by receipt of this Agreement, expect that any consent, waiver, forbearance or extension will be given in the future. This Agreement shall be deemed to be a “Credit Document” as such term is defined in the Credit Agreement.

In consideration of the agreements of the Administrative Agent and the Lenders contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Loan Parties (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the Credit Agreement, the Limited Waiver, or any of the other Credit Documents or transactions thereunder or related thereto.

Sections 10.19, 10.20, 10.21, 10.22 and 10.23 of the Credit Agreement apply to this Agreement, mutatis mutandis.

[Signatures continued on following pages]

2

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Administrative Agent and a Lender

By:	/s/ Shane I. Mitzner
Name:	Shane I. Mitzner
Title:	SVP

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FLAGSTAR BANK N.A., ASSIGNEE OF FLAGSTAR SPECIALTY FINANCE COMPANY, LLC (AS SUCCESSOR IN INTEREST TO NYCB SPECIALTY FINANCE COMPANY, LLC),
as a Lender

By:	/s/ Robert L. Marsh
Name:	Robert L. Marsh
Title:	Senior Vice President

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bmo bank n.a. (as successor in interest to BANK OF THE WEST), as a Lender

By:	/s/ Brian Hankes
Name:	Brian Hankes
Title:	Vice President

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huntington national bank,
as a Lender

By:	/s/ Barb Kennedy
Name:	Barb Kennedy
Title:	Vice President

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rockland trust company,
as a Lender

By:	/s/ Robert Clement
Name:	Robert Clement
Title:	Vice President

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Acknowledged and Agreed:

LDRV HOLDINGS CORP.

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title:	Chief Executive Officer

LAZYDAYS RV AMERICA, LLC
LAZYDAYS RV DISCOUNT, LLC
LAZYDAYS MILE HI RV, LLC
LAZYDAYS OF MINNEAPOLIS LLC
LDRV OF TENNESSEE, LLC
LDRV OF NASHVILLE, LLC
LAZYDAYS RV OF CHICAGOLAND, LLC
LAZYDAYS OF CENTRAL FLORIDA, LLC
LONE STAR DIVERSIFIED, LLC
LAZYDAYS RV OF PHOENIX, LLC
LAZYDAYS RV OF ELKHART, LLC
LAZYDAYS RV OF OREGON, LLC
LAZYDAYS RV OF WISCONSIN, LLC
LAZYDAYS RV OF IOWA, LLC
LAZYDAYS RV OF OKLAHOMA, LLC
LD OF LAS VEGAS, LLC
LAZYDAYS RV OF KNOXVILLE, LLC
LAZYDAYS RV OF WILMINGTON, LLC
LAZYDAYS RV OF LONGMONT, LLC
LDL OF FORT PIERCE, LLC
LAZYDAYS RV OF ST. GEORGE, LLC
LAZYDAYS RV OF SURPRISE, LLC

By:	LDRV Holdings Corp.,
its Manager

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title:	Chief Executive Officer

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GUARANTORS:

LAZYDAYS HOLDINGS, INC.
LAZY DAYS’ R.V. CENTER, INC.

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title:	Chief Executive Officer

LAZYDAYS RV OF MARYVILLE, LLC
LAZYDAYS RV OF RENO, LLC
LAZYDAYS SUPPORT SERVICES, LLC

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title:	Chief Executive Officer

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